Earnings Per Share - Disclosure Of Diluted Earnings Per Share Table (Detail) - CNY (¥) ¥ in Millions, shares in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Profit attributable to equity shareholders of the Company:
Profit attributable to equity shareholders of the Company used in calculating basic earnings per share	¥ 106,641	¥ 117,781	¥ 114,279
Add: Dilution impact on share of profit of investment in an associate due to the associate's convertible bonds (note 23)	41	0	0
Less: Fair value gain on the associate's convertible bonds held by the Group, net of tax	(632)	0	0
Profit attributable to equity shareholders of the Company used in calculating diluted earnings per share	¥ 106,050	¥ 117,781	¥ 114,279